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EXHIBIT 10.5

FOURTH AMENDMENT TO

TAX SHARING AGREEMENT

by and among

AT&T CORP.,

LIBERTY MEDIA CORPORATION,
for itself and each member of the Liberty Group,

TELE-COMMUNICATIONS, INC.,

LIBERTY VENTURES GROUP LLC,

LIBERTY MEDIA GROUP LLC,

TCI STARZ, INC.,

TCI CT HOLDINGS, INC.,

and

each Covered Entity listed on the signature pages hereof,

dated as of October 28, 1999

        This Fourth Amendment, dated as of October 28, 1999 (this "Fourth Amendment"), to the Tax Sharing Agreement (the "Agreement") dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999 and the Third Amendment (the "Third Amendment") to the Tax Sharing Agreement dated as of October 20, 1999, is entered into by and among AT&T Corp., a New York corporation, Liberty Media Corporation, a Delaware corporation, for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Fourth Amendment shall have the meaning ascribed to such terms in the Agreement.

        WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group; and

        WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

        1.     "AGI Merger Agreement" shall mean the Amended and Restated Agreement and Plan of Merger dated as of October 28, 1999.

        2.     The first sentence of Section 3(d)(i) shall be amended as follows:

    a.
    the words "Cayman LLC (as defined in the AGI Merger Agreement)," shall be deleted;

    b.
    the words "the Original Agreement (as defined in the AGI Merger Agreement)," shall be inserted after the words "; the AGI Acquisition, the AGI Merger Agreement," and before the words "the AGI Merger";

    c.
    the words ", as amended" shall be inserted after the words "the First Supplement to Inter-Group Agreement dated May 28, 1999" and before the words "(the "First Supplement")";

    d.
    the words "the Fourth Amendment" shall be inserted after the words "this Clause D of this First Amendment," and before the words "or the Voting Agreement dated May 28, 1999"; and

    e.
    the words ", the Fourth Amendment" shall be inserted after the words "this Clause D of this First Amendment" and before the words "and the Voting Agreement or executed".

        3.     Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

        IN WITNESS WHEREOF, each of the parties has caused this Fourth Amendment to be executed by its respective duly authorized officer as of the date first set forth above.

AT&T CORP.
By:	/s/ Daniel E. Somers
Name:	Daniel E. Somers
Title:	Senior Executive Vice President and Chief Financial Officer
LIBERTY MEDIA CORPORATION, for itself and for each member of the Liberty Group
By:	/s/ Gary S. Howard
Name:	Gary S. Howard
Title:	Executive Vice President and Chief Operating Officer

Each of the Covered Entities listed below on this page hereby executes this Fourth Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Fourth Amendment as a member of the Liberty Group:

LIBERTY SP, INC.
By:	/s/ Gary S. Howard
Name:	Gary S. Howard
Title:	Executive Vice President and Chief Operating Officer
LIBERTY AGI, INC.
By:	/s/ Gary S. Howard
Name:	Gary S. Howard
Title:	Executive Vice President and Chief Operating Officer
LMC INTERACTIVE, INC.
By:	/s/ Gary S. Howard
Name:	Gary S. Howard
Title:	Executive Vice President and Chief Operating Officer

TELE-COMMUNICATIONS, INC.
By:	/s/ Steven M. Brett
Name:	Steven M. Brett
Title:	Sr. Executive Vice President
LIBERTY VENTURES GROUP LLC
By:	/s/ Steven M. Brett
Name:	Steven M. Brett
Title:	Vice President
LIBERTY MEDIA GROUP LLC
By:	/s/ Gary S. Howard
Name:	Gary S. Howard
Title:	Vice President
TCI STARZ, INC.
By:	/s/ Stephen M. Brett
Name:	Stephen M. Brett
Title:	Vice President
TCI CT HOLDINGS, INC.
By:	/s/ Stephen M. Brett
Name:	Stephen M. Brett
Title:	Vice President

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  EXHIBIT 10.5